Olstein Strategic Opportunities Fund
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Auto Components - 2.5%
Miller Industries, Inc.	21,500	$979,325

Auto Manufacturers - 2.9%
Blue Bird Corporation (a)	19,526	1,108,882

Banks - 2.4%
First Hawaiian, Inc.	37,000	911,680

Commercial Banks - 6.6%
Citizens Financial Group, Inc.	13,000	779,610
Home BancShares, Inc.	35,500	956,015
Prosperity Bancshares, Inc. (b)	12,000	806,160
		2,541,785

Commercial Services & Supplies - 8.2%
ABM Industries, Inc.	37,361	1,439,146
Brady Corporation - Class A (b)	7,500	609,300
Korn Ferry	17,700	1,114,215
		3,162,661

Distributors - 3.4%
LKQ Corporation (b)	45,000	1,321,650

Diversified Financial Services - 3.1%
Invesco Ltd.	49,000	1,190,210

Electronic Equipment, Instruments & Components - 9.2%
Ralliant Corporation	26,000	1,081,340
Vishay Intertechnology, Inc.	47,000	846,000
Vontier Corporation	45,739	1,622,362
		3,549,702

Electronics - 4.4%
Sensata Technologies Holding PLC	48,000	1,690,560

Energy Equipment & Services - 2.1%
NOV, Inc.	42,000	790,020

Health Care Equipment & Supplies - 2.1%
Zimmer Biomet Holdings, Inc. (b)	9,000	813,780

Health Care Providers & Services - 2.5%
Progyny, Inc. (a)	56,000	950,880

Household Durables - 6.7%
Central Garden & Pet Company - Class A (a)	45,000	1,458,900
Mohawk Industries, Inc. (a)(b)	11,550	1,137,213
		2,596,113

Household Products - 1.9%
Reynolds Consumer Products, Inc. (b)	35,300	747,654

Industrial Equipment Wholesale - 1.4%
WESCO International, Inc. (b)	2,000	547,240

Machinery - 17.7%
Aebi Schmidt Holding AG	127,000	1,233,170
AGCO Corporation	6,500	753,155
Douglas Dynamics, Inc.	17,543	738,385
Gates Industrial Corporation PLC (a)	74,500	1,684,445
Middleby Corporation (a)	5,950	788,851
Tennant Company (b)	17,000	1,128,800
Timken Company	5,000	502,850
		6,829,656

Pharmaceuticals - 7.9%
Avantor, Inc. (a)	227,000	1,779,680
Prestige Consumer Healthcare, Inc. (a)	21,000	1,244,670
		3,024,350

Professional Services - 2.9%
First Advantage Corporation (a)(b)	95,000	1,117,200

Real Estate Management & Development - 4.8%
Cushman & Wakefield Ltd. (a)	82,000	1,005,320
Jones Lang LaSalle, Inc. (a)	2,800	852,096
		1,857,416

Restaurants - 3.3%
Dine Brands Global, Inc. (b)	48,500	1,272,640

Semiconductors & Semiconductor Equipment - 1.7%
Kulicke and Soffa Industries, Inc.	10,000	657,200
TOTAL COMMON STOCKS (Cost $32,820,404)		37,660,604

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 18.0%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (c)	6,969,398	6,969,398
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,969,398)		6,969,398

MONEY MARKET FUNDS - 2.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (c)	996,597	996,597
TOTAL MONEY MARKET FUNDS (Cost $996,597)		996,597

TOTAL INVESTMENTS - 118.3% (Cost $40,786,399)		45,626,599
Money Market Deposit Account - 0.1% (d)		52,452
Liabilities in Excess of Other Assets - (18.4)%		(7,100,866)
TOTAL NET ASSETS - 100.0%		$38,578,185

Percentages are stated as a percent of net assets. AG - Aktiengesellschaft

LLC - Limited Liability Company
PLC - Public Limited Company
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $6,974,465.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.36%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Olstein Strategic Opportunities Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

Investments:	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$37,660,604	$-	$-	$37,660,604
Short-Term Investment	-	996,597	-	-	996,597
Investments Purchased with Proceeds from Securities Lending (a)	6,969,398	-	-	-	6,969,398
Total Investments	$6,969,398	$38,657,201	$-	$-	$45,626,599

Refer to the schedule of investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,969,398 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.